Exhibit 10.37
NOTE OFFSET AND CALL OPTION AGREEMENT
     This Note Offset and Call Option Agreement (this “Agreement”) is made and entered into as of the 29th day of July, 2004, by and between SunCoast Holdings, Inc., a Delaware corporation (the “Company”), Guarantee Insurance Company, a South Carolina corporation (“Guarantee”) and Westwind Holding Company, LLC, a Florida limited liability company (“Westwind”).
Statement Of Purpose
     Contemporaneously with the execution of this Agreement, Westwind is purchasing 195,694 shares of the Series A Common Stock of the Company and Westwind, with Caledonian Reinsurance SPC Segregated Portfolio 110 (“SP110”), is entering into that certain Participation Agreement (the "Participation Agreement”) and that certain Segregated Portfolio 110 Subscription Agreement (the "Subscription Agreement”). Under the terms of the Participation Agreement and the Subscription Agreement, Westwind will participate in the results of the reinsurance business of SP110 and is obligated to contribute to SP110 funds in an amount up to 20% of the gross premium written by Guarantee, an indirect wholly-owned subsidiary of the Company, and reinsured by SP110 (the “Gross Premium”). Contemporaneously with the execution of this Agreement, Westwind is providing surplus funds of $500,000 (the “Surplus Contribution”) to Guarantee, and such Surplus Contribution is to be repaid by Guarantee pursuant to a promissory note (the “Surplus Note”), to be executed and delivered to Westwind by Guarantee. Westwind is also obligated under the terms of the Participation Agreement and the Subscription Agreement to contribute additional funds to maintain its participation in SP110 at an amount up to, but not to exceed, 20% of Gross Premium. In conjunction with and as further consideration for the Company to issue the Series A Common Stock of the Company to Westwind and for Guarantee to cede reinsurance to SP110, which is subject to Westwind’s obligations under the Participation Agreement and the Subscription Agreement, Westwind has agreed to grant the Company an option to purchase certain of the above-described shares of Series A Common Stock of the Company owned by Westwind in accordance with the terms and conditions set forth herein.
     Now, Therefore, in consideration of the foregoing Statement of Purpose, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Grant Of Option. Subject to the terms and conditions set forth in this Agreement, Westwind hereby grants to the Company the option (the “Option”) to purchase from Westwind up to 195,694 shares in the aggregate of Westwind’s Series A Common Stock of the Company (the “Option Shares”), which Option vests immediately upon execution of this Agreement by the parties hereto. The Option shall be exercisable in accordance with Section 4 below. The number of Option Shares shall be subject to adjustment pursuant to Section 3 below.
     2. Option Price Per Share. The price of each of the Option Shares to be purchased and sold pursuant to the exercise or partial exercise of the Option shall be $0.001 (the

“Option Price Per Share”). The Option Price Per Share shall be subject to adjustment pursuant to Section 3 below.
     3. Adjustment Of Option Shares And Option Price Per Share. If there is any change in the common stock of the Company after the effective date hereof, whether by reason of declaration of a stock split or stock dividend or by reason of the subdivision, combination or reclassification of shares or by reason of any liquidation, recapitalization, reorganization, merger, consolidation or sale of assets of the Company, the number of Option Shares as to which the Company has not exercised the Option shall be appropriately and equitably adjusted, and the Option Price Per Share of the said Option Shares, as adjusted, shall be determined by dividing the total option price required to purchase all of the Option Shares as to which the Option had not been exercised immediately prior to the said adjustment by the total number of Option Shares as to which the Option had not been exercised immediately after the said adjustment.
     4. Offset Against Note. In the event that from time to time the Company receives notice from Caledonian Reinsurance SPC, or any of its affiliates, that Westwind is in default of its payment obligations to fund SP110 pursuant to the Participation Agreement or the Subscription Agreement, then, notwithstanding any provision to the contrary set forth in this Agreement or the Surplus Note, Guarantee shall have the sole and absolute right immediately to offset against and reduce from the accrued interest and outstanding principal amount of the Surplus Note an amount equal to such default, and in such event Guarantee shall have no further obligation to pay Westwind any such amount(s) so offset from such Surplus Note. Westwind shall have the right to designate whether any appropriate offset on the Surplus Note shall be applied toward principal, interest or a combination thereof.
     5. Exercise of Option; Procedure; Payment Terms.
     (a) The Company shall be entitled to exercise the Option in whole or in part from time to time upon notice from Caledonian Reinsurance SPC, or any of its affiliates, to the Company that Westwind is in default of its payment obligations to fund SP110 pursuant to the Participation Agreement or the Subscription Agreement and the full amount of such default is not satisfied pursuant to Section 4 above. The number of Option Shares that the Company may elect to purchase at any one time with respect to any such exercise of the Option shall be equal to the quotient of (i) divided by (ii) where (i) is the amount of the deficit that Westwind has failed to fund and which gives rise to its default under the Participation Agreement or the Subscription Agreement (after giving effect to any offset against any Surplus Notes pursuant to Section 4 above) and (ii) is $10.22.
     (b) To exercise the Option, the Company shall give written notice of exercise to Westwind (the "Option Notice”), setting forth in such notice the number (which must be a whole number) of Option Shares that the Company elects to purchase and the purchase price applicable to such purchase (the "Purchase Price”), which Purchase Price shall be in the amount equal to the product of (i) multiplied by (ii) where (i) is the number of Option Shares that the Company elects to purchase pursuant to such exercise and (ii) is the Option Price Per Share.

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     (c) Contemporaneously upon giving an Option Notice to Westwind and as a condition to each such exercise, the Company shall deliver to Westwind a cashier’s or bank check made payable to the order of Westwind in the full amount of the Purchase Price.
     (d) Contemporaneously with the execution of this Agreement, Westwind shall deliver a stock power duly executed in blank in form satisfactory to the Company sufficient to transfer ownership of the Option Shares to the Company upon exercise of the Option by the Company. The Company shall maintain possession of the stock certificates representing the Option Shares until the later of the exercise in full of the Option by the Company or the termination of this Agreement. Westwind hereby irrevocably appoints the Company as its attorney-in-fact to transfer ownership of the Option Shares on the books and records of the Company upon exercise by the Company of the Option, and Westwind acknowledges that this power of attorney is irrevocable and coupled with an interest.
     (e) Upon each exercise or partial exercise of the Option in accordance with the provisions of this Section 4, the Company shall be entitled to transfer to the Company the Option Shares as to which the Option is exercised and to deliver to the Secretary of the Company certificates representing the same for cancellation thereof.
     6. Legend.
     (a) Concurrently with the execution of this Agreement, Westwind shall cause to be imprinted or otherwise placed on the certificates representing the Option Shares the following restrictive legend (the “Legend”):
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A NOTE OFFSET AND CALL OPTION AGREEMENT, DATED JULY 29, 2004, WHICH PLACES CERTAIN TRANSFER OBLIGATIONS ON THE HOLDER OF THIS CERTIFICATE. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BE BOUND BY ALL OF THE PROVISIONS OF SUCH NOTE OFFSET AND CALL OPTION AGREEMENT.”
     (b) Westwind agrees that during the term of the Agreement it will not cause or permit the removal of the Legend from any such certificate for the Option Shares with respect to which it is the holder and will cause the Legend to be placed on any new certificate issued to represent the Option Shares.
     7. Termination. This Agreement shall terminate on the date which is ninety (90) days after termination of all of Westwind’s obligations to fund SP110 under the Participation Agreement and the Subscription Agreement.
     8. Miscellaneous.
     (a) Status as Stockholder. Nothing herein is intended to or shall give the Company any right or status of any kind as a stockholder of the Company in respect of any of the Option

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Shares unless and until the Option Shares have been delivered to the Company pursuant to the exercise or partial exercise of the Option.
     (b) Further Assurances. The Company and Westwind agree to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.
     (c) Entire Agreement; Amendments and Waivers. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Agreement may be amended, supplemented or changed, and any provision hereof may be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof.
     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.
     (e) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier for next day delivery. All communications shall be sent to the Company and Westwind at their respective addresses set forth below or at such other address as the Company or Westwind may designate for it by ten (10) days’ advance written notice to the other party hereto.
     If to the Company:
          SunCoast Holdings, Inc.
          5212 Fisher Island Drive
          Miami, Florida 33109
          Attn: Steven M. Mariano
     If to Westwind:
          Westwind Holding Company, LLC

          Attn:

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     (f) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
     (g) Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.
     (h) Counterparts; Facsimile Signature. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and may be executed by means of signatures transmitted by facsimile.
[Signatures appear on the following page.]

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     In Witness Whereof, the parties hereto have caused this Note Offset and Call Option Agreement to be executed by their duly authorized representatives as of the date first above written.

COMPANY:	Suncoast Holdings, Inc.

By:

Steven M. Mariano
President

GUARANTEE:	Guarantee Insurance Company

By:

Lucia A. Tompkins
President

WESTWIND:	Westwind Holding Company, LLC

By:

Name:

Title:

     In Witness Whereof, the parties hereto have caused this Note Offset and Call Option Agreement to be executed by their duly authorized representatives as of the date first above written.

COMPANY:	Suncoast Holdings, Inc.

By:

Steven M. Mariano
President

GUARANTEE:	Guarantee Insurance Company

By:

Lucia A. Tompkins
President

WESTWIND:	Westwind Holding Company, LLC

By:

		Name:	Michael Corley
		Title:	President

AMENDMENT TO NOTE OFFSET AND CALL OPTION AGREEMENT
     This Amendment to Note Offset and Call Option Agreement (this “Amendment”) is made and entered into as of the 2 day of November, 2004, by and between Suncoast Holdings, Inc, a Delaware corporation (the “Company”), Guarantee Insurance Company, a South Carolina corporation (“Guarantee”) and Westwind Holding Company, LLC, a Florida limited liability company (“Westwind”).
Statement of Purpose
     On July 29, 2004, the parties hereto entered into that certain Note Offset and Call Option Agreement, (the “Call Option Agreement”) pursuant to which Westwind granted the Company an option to purchase 195,694 shares of Series A Common Stock of the Company owned by Westwind in accordance with the terms and conditions set forth therein. Contemporaneously with the execution of this Amendment, Westwind is purchasing an additional 19,569 shares of the Series A Common Stock of the Company (the “Additional Shares”). In conjunction with and as further consideration for the Company to issue the Additional Shares to Westwind, Westwind has agreed to grant the Company an option to purchase the Additional Shares by amending the Call Option Agreement in accordance with the terms and conditions set forth herein.
     Now, Therefore, in consideration of the foregoing Statement of Purpose, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that (i) the Call Option Agreement is hereby amended by deleting the phrase “195,694 shares” wherever such phrase appears in the Call Option Agreement and by substituting in lieu thereof the phrase “215,263 shares” and (ii) the defined term “Option Shares” as used in the Call Option Agreement shall be deemed to include the Additional Shares wherever such term is used in the Call Option Agreement. Except as amended hereby, the Call Option Agreement is hereby ratified and confirmed and shall continue is full force and effect.
[Signatures appear on the following page.]

     In Witness Whereof, the parties hereto have caused this Amendment to Note Offset and Call Option Agreement to be executed by their duly authorized representatives as of the date first above written.

COMPANY:	Suncoast Holdings, Inc.

By:

Steven M. Mariano
President

GUARANTEE:	Guarantee Insurance Company

By:

Lucia A. Tompkins
President

WESTWIND:	Westwind Holding Company, LLC

By:

Michael Corley
President

     In Witness Whereof, the parties hereto have caused this Amendment to Note Offset and Call Option Agreement to be executed by their duly authorized representatives as of the date first above written.

COMPANY:	Suncoast Holdings, Inc.

By:

Steven M. Mariano
President

GUARANTEE:	Guarantee Insurance Company

By:

Lucia A. Tompkins
President

WESTWIND:	Westwind Holding Company, LLC

By:

Michael Corley
President